Fourth Quarter and FY 2019 Earnings Presentation November 22, 2019

Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, Free Cash Flow (cash flow from operating activities less capital expenditures) and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. 2

FY 2019 Highlights and Financial Summary Delivered Net Income of $139M FY FY Y/Y Change ($’s in millions) 2019 2018 Increased Adjusted EBITDA by $53M, or ~20% year over year improvement Net Sales $1,916.5 $1,835.1 +4.4% Operating Income $223.7 $179.7 +24.5% Reduced Net Debt/Adjusted EBITDA from 2.9x to 2.2x Net Income $139.1 $136.6 +1.8% Adjusted EBITDA(1) $324.4 $271.5 +19.5% Operating Cash Flow of $210M; Free Cash Flow(1) of $175M, up 63% versus Adjusted EBITDA (2) 16.9% 14.8% +210 bps prior year Margin Net Income per $2.83 $2.48 +14.1% Share (Diluted) Closed four acquisitions in FY 2019 Adjusted Net Income $3.62 $2.78 +30.2% per Share(1) (Diluted) Won “Product of the Year” in two categories from EC&M magazine (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 3

Consolidated Atkore Q4 2019 Highlights Strong volume growth of 8.4% driven by gains in Q4 Net Sales Bridge both Electrical Raceway and Mechanical $40 Products & Solutions $20 $502M $478M $2 $34 2018 Volume/Mix Price M&A FX 2019 Q4 Adjusted EBITDA Bridge Delivered $18M in adjusted EBITDA growth by $12 $2 focusing on mix management and driving value $0 $89M $13 $9 for customers $71M 2018 Volume/Mix Price M&A Productivity/ FX 2019 vs. Cost Investment/ Inflation 4

Consolidated Atkore Q4 2019 Financial Summary Q4 Q4 Y/Y Net Sales Growth Change Volume/Mix +8.4% ($’s in millions) 2019 2018 Price (7.0%) Net Sales $501.7 $477.6 +5.1% Acquisitions/Divestitures +4.2% Operating Income $66.2 $46.7 +41.8% FX (0.5%) Net Income $46.0 $32.7 +40.7% Total 5.1% Adjusted EBITDA(1) $88.8 $71.1 +25.0% Adjusted EBITDA 17.7% 14.9% +280 bps Margin(2) Net Income per $0.94 $0.66 +42.4% Share (Diluted) Adjusted Net Income $1.01 $0.79 +27.8% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 5

Electrical Raceway Q4 Highlights Excellent results in Q4 with 17.2% growth in Q4 Q4 Y/Y Adjusted EBITDA 2019 2018 Change ($’s in millions) Net Sales $373.3 $355.0 +5.2% Solid volume growth of 6.5%; five new product introductions in the quarter and continued Adjusted EBITDA $80.0 $68.2 17.2% growth from our focused product categories Adjusted EBITDA 21.4% 19.2% +220 bps Margin Acquired the assets of Rocky Mountain Colby Q4 Net Sales Bridge Pipe Company, (“Cor-Tek”), to expand Atkore’s $23 product portfolio and leadership position in the $20 $373M $2 PVC conduit market $355M $23 2018 Volume/Mix Price M&A FX 2019 6

Mechanical Products & Solutions Q4 Highlights Very strong volume growth led by several large Q4 Q4 Y/Y renewable energy projects 2019 2018 Change ($’s in millions) Net Sales $128.7 $123.0 +4.6% Focus on mix management helped drive adjusted EBITDA gains in Q4 Adjusted EBITDA $21.1 $11.8 +79.2% Adjusted EBITDA 16.4% 9.6% +680 bps Margin Continued progress and improvement in FY 2019; full year adjusted EBITDA of $70M, up Q4 Net Sales Bridge 36% versus prior year $17 $0 $0 $129M $123M $11 2018 Volume/Mix Price M&A FX 2019 7

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(2) ($’s in millions) 9/30/2019 Cash and cash equivalents $123.4 Reduced by 0.9x 3.1 Total Debt $845.3 2.9 2.9 Net Debt $721.9 2.8 FY19 Net cash from operating activities $209.7 2.6 FY19 Capital expenditures $34.9 FY19 Free cash flow(1) $174.8 2.2 TTM Adjusted EBITDA(2) $324.4 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(2) 2.6 Paid down $40M of debt in the quarter; Net debt / TTM Adjusted EBITDA(2) 2.2 approaching long-term leverage target of ~2x (1) Free Cash Flow defined as Net cash from operating activities less capital expenditures. (2) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 22, 2019, August 8, 2019, May 7, 2019, February 6, 2019, November 28, 2018, or August 7, 2018. 8

Financial Outlook Summary Q1 2020 FY 2020 Electrical Raceway Volume +1 to 2% Segment Adjusted EBITDA* $69 - $73M $303 - $313M Volume +1 to 3% Mechanical Products & Solutions Segment Adjusted EBITDA* $11 - $15M $70 - $75M Adjusted EBITDA* $72 - $77M $335 - $345M Adjusted EPS* $0.80 - $0.85 $3.80 - $3.90 Consolidated Atkore Interest Expense $11 - $12M $43 - $47M Tax Rate ~25% ~25% Capital $11 - $13M $40 - $45M Expenditures Diluted Shares** ~49 ~49 * Reconciliation of the forward-looking full-year 2020 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. 9 ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

Appendix

Consolidated Atkore FY 2019 Information FY 2019 Net Sales Bridge Net Sales Growth Volume/Mix +1.4% $47 $1,917M $17 $25 $7 $1,835M Price +0.9% Acquisitions/Divestitures +2.6% FX (0.5%) Total 4.4% 2018 Volume/Mix Price M&A FX 2019 FY 2019 Adjusted EBITDA Bridge $39 $5 $324M $2 $2 $12 $272M 2018 Volume/Mix Price M&A Productivity/ FX 2019 vs. Cost Investment/ Inflation 11

Segment Information Three Months Ended September 30, 2019 September 30, 2018 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 373,344 $ 80,000 21.4% $ 354,968 $ 68,235 19.2 % MP&S 128,661 $ 21,137 16.4% 123,030 $ 11,795 9.6 % Eliminations (295) (431) Consolidated operations $ 501,710 $ 477,567 Fiscal year ended September 30, 2019 September 30, 2018 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 1,443,493 $ 292,585 20.3% $ 1,366,611 $ 255,260 18.7 % MP&S 474,260 $ 70,040 14.8% 470,153 $ 51,339 10.9 % Eliminations (1,215) (1,625) Consolidated operations $ 1,916,538 $ 1,835,139 12

Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three Months Ended Fiscal Year Ended September 30, September 30, September 30, September 30, (in thousands, except per share data) 2019 2018 2019 2018 Net income $ 45,997 $ 32,699 $ 139,051 $ 136,645 Stock-based compensation 2,862 4,836 11,798 14,664 Intangible asset amortization 8,598 7,958 32,876 32,104 Gain on purchase of business (7,384) — (7,384) — Gain on sale of a business — — — (27,575) Certain legal matters — (7,119) — (4,833) Other (a) (712) 1,944 7,501 4,194 Pre-tax adjustments to net income 3,364 7,619 44,791 18,554 Tax effect (824) (1,981) (10,974) (4,824) Adjusted net income $ 48,537 $ 38,337 $ 172,868 $ 150,375 Weighted-Average Diluted Common Shares Outstanding 47,845 48,308 47,777 54,089 Net income per diluted share $ 0.94 $ 0.66 $ 2.83 $ 2.48 Adjusted net income per diluted share $ 1.01 $ 0.79 $ 3.62 $ 2.78 (a) Represents other items, such as inventory reserves and adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses. 13

Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three Months Ended Fiscal Year Ended (in thousands) September 30, 2019 September 30, 2018 September 30, 2019 September 30, 2018 Net income $ 45,997 $ 32,699 $ 139,051 $ 136,645 Income tax expense 16,105 1,447 45,618 29,707 Depreciation and amortization 18,286 17,637 72,347 66,890 Interest expense, net 12,196 12,372 50,473 40,694 Restructuring & impairments 623 604 3,804 1,849 Stock-based compensation 2,862 4,836 11,798 14,664 Gain on purchase of a business (7,384) — (7,384) — Gain on sale of a business — — — (27,575) Certain legal matters — (7,119) — (4,833) Transaction costs 837 6,638 1,200 9,314 Other (a) (712) 1,944 7,501 4,194 Adjusted EBITDA $ 88,810 $ 71,058 $ 324,408 $ 271,549 (a) Represents other items, such as inventory reserves and adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses. 14

Trailing Twelve Month Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. TTM Three months ended September 30, September 30, December 28, (in thousands) 2019 2019 June 28, 2019 March 29, 2019 2018 Net income $ 139,051 $ 45,997 $ 36,550 $ 29,555 $ 26,949 Interest expense, net 50,473 12,196 12,789 13,328 12,160 Income tax expense 45,618 16,105 11,106 10,253 8,154 Depreciation and amortization 72,347 18,286 17,760 18,280 18,021 Restructuring and impairments 3,804 623 709 1,085 1,387 Stock-based compensation 11,798 2,862 4,120 1,834 2,982 Certain legal matters — — — — — Transaction costs 1,200 837 76 123 164 Gain on sale of a business — — — — — Gain on purchase of a business (7,384) (7,384) — — — Other(a) 7,501 (712) 5,371 2,636 206 Adjusted EBITDA $ 324,408 $ 88,810 $ 88,481 $ 77,094 $ 70,023 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 15

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. September June 28, March 29, December September June 29, ($ in thousands) 30, 2019 2019 2019 28, 2018 30, 2018 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ 26,561 $ 26,561 $ 7,630 Long-term debt 845,317 884,503 884,095 878,094 877,686 898,509 Total debt 845,317 884,503 884,095 904,655 904,247 906,139 Less cash and cash equivalents 123,415 100,734 51,498 75,919 126,662 109,519 Net debt $ 721,902 $ 783,769 $ 832,597 $ 828,736 $ 777,585 $ 796,620 TTM Adjusted EBITDA $ 324,408 $ 306,656 $ 294,839 $ 283,086 $ 271,549 $ 260,054 Total debt/TTM Adjusted EBITDA 2.6 x 2.9 x 3.0 x 3.2 x 3.3 x 3.5 x Net debt/TTM Adjusted EBITDA 2.2 x 2.6 x 2.8 x 2.9 x 2.9 x 3.1 x TTM Adjusted EBITDA is equal to the sum of Adjusted EBITDA for the trailing four quarter period. The reconciliation of Adjusted EBITDA for each period listed above can be found in Exhibit 99.1 to the Current Reports on Form 8-K filed by the Company on November 22, 2019, August 7, 2019, May 7, 2019, February 6, 2019, November 28, 2018, or August 7, 2018, respectively, and are hereby incorporated by reference herein. 16

Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Fiscal year ended (in thousands) September 30, 2019 September 30, 2018 Net cash provided by operating activities $ 209,694 $ 145,703 Capital Expenditures (34,860) (38,501) Free Cash Flow $ 174,834 $ 107,202 17